SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reAugust 25, 1999

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF MARCH 1, 1999, PROVIDING FOR THE ISSUANCE OF
FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 1999-NC2)

Salomon Brothers Mortgage Securities VII, Inc.
(Exact name of registrant as specified in its charter)

Delaware       333-72647     13-3439681
(State or Other(Commission   (I.R.S. Employer
Jurisdiction ofFile Number)  Identification
Incorporation)               Number)

390 Greenwich Street, Fourth Floor
New York, New York                  10013
(Address of Principal         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (212) 723-6391

Item 5.  Other Events

  On 25-Aug-99 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
     25-Aug-99 The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information:
     See Exhibit No.1

B.   Have any deficiencies occurred?   NO.
               Date:
               Amount:

C.   Item 1: Legal ProceedingNONE

D.   Item 2: Changes in SecurNONE

E.   Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.   Item 5: Other Information - Form 10-Q, Part II -
     Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

     Exhibit No.

1. Monthly Distribution Repor   25-Aug-99

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-NC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:              08/25/99


                 Beginning                                            Ending
                Certificate                                        Certificate
Class  Cusip     Balance(1)   Principal     Interest     Losses      Balance
A    79548KM47 195,561,261.084,698,540.80   896,933.58       0.00 190,862,720.28
M-1  79548KM54 19,063,000.00        0.00     94,421.42       0.00 19,063,000.00
M-2  79548KM62 11,022,000.00        0.00     59,277.69       0.00 11,022,000.00
M-3  79548KM70  9,726,000.00        0.00     68,193.44       0.00  9,726,000.00
CE      N/A    12,320,076.66        0.00    744,296.95       0.00 12,320,076.66
P       N/A           100.00        0.00     60,442.57       0.00        100.00
R-III   N/A             0.00        0.00          0.00       0.00          0.00
Total          247,692,437.744,698,540.80 1,923,565.65       0.00 242,993,896.94

           AMOUNTS PER $1,000 UNIT
                                             Ending                  Current
                                          Certificate              Pass-Through
ClassPrincipal    Interest      Total       Balance      Losses   Interest Rate
A    22.673838      4.328350    27.00219    921.049885   0.000000       5.50375%
M-1   0.000000      4.953125     4.95312   1000.000000   0.000000       5.94375%
M-2   0.000000      5.378125     5.37812   1000.000000   0.000000       6.45375%
M-3   0.000000      7.011458     7.01146   1000.000000   0.000000       8.41375%
CE    0.000000     60.413338    60.41334   1000.000000   0.000000       3.60591%
P     0.000000 604425.700000 604425.70000  1000.000000   0.000000       NA


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                           103,205.15
ADMINISTRATION  FEES                                     2,580.13

Section 4.02 (iv.)
P&I ADVANCES                 Total Advances            338,346.49
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:                 25-Aug-99
Stated Principal Balance of Mortgage Loan242,943,778.37
Stated Principal Balance of REO Propertie    50,118.57


Section 4.02 (vi.)
MORTGAGE LOAN
  CHARACTERISTICS                        Beginning                Ending
Number of Loans                                          2,165            2,127
Aggregate Prin Bal as of the Due Date    247,692,437.74           242,993,896.94

Weighted Average Remaining Term to Maturity                   352
Beginning Weighted Average Mortgage Rate                  9.53881%
Number of Subsequent Loans                                   0.00
Balance of Subsequent Loans                                  0.00


Section 4.02 (vii.)                      Unpaid Prin              Stated Prin
DELINQUENCY INFORMATION      Number      Balance                  Balance
30-59 days delinquent                 43  4,626,056.51             4,619,981.48
60-89 days delinquent                 17  1,296,476.02             1,294,425.00
90 or more days delinquent            10    534,234.42               533,218.01
Foreclosures                          51  5,467,410.07             5,455,720.99
Bankruptcies                          14  2,088,637.54             2,086,047.88
*Note:  In accordance with the Master Servicer, the Delinquency
          Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                             Unpaid Prin               Stated Prin
     Loan Number             Balance                   Balance
      194334.00                  50201.89                 50118.57



Section 4.02 (ix.)
REO BOOK VALUES
Total Book Value of REO Properties:                     54,234.57

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Principal
Prepayments - Curtailments                   98,852.28
Payments in Full                          4,466,410.59
                                          4,565,262.87

Prepayment Charges                                      60,442.57
REO Principal Amortization                                  16.99

Section 4.02 (xi.)
REALIZED LOSSES
Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                        0.00
Which Include:
Bankruptcy Losses                                            0.00

Cumulative Realized Losses                              29,941.52

(1) As of reporting period, the servicer has not yet determined the loss classification.

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction      0.00
Available Distribution Amount:

Section 4.02 (xiv.)
CERTIFICATE FACTOR
                             Certificate
                             Factor
               Class A        0.92104988
               Class M-1      1.00000000
               Class M-2      1.00000000
               Class M-3      1.00000000
               Class CE       0.93691913

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
                                         Reduction from the Allocation of:
                               Interest
                  Interest      Carry                    Prepay     Relief Act
                Distribution   Forward      Realized    Interest     Interest
                   Amount       Amount       Losses    Shortfalls   Shortfalls
     A            896,933.58        0.00          0.00       0.00          0.00
     M-1           94,421.42        0.00          0.00       0.00          0.00
     M-2           59,277.69        0.00          0.00       0.00          0.00
     M-3           68,193.44        0.00          0.00       0.00          0.00
     CE           744,296.95      NA              0.00       0.00          0.00
     TOTAL      1,863,123.08        0.00          0.00       0.00          0.00

Section 4.02 (xvi.)
AGGREGATE  UNPAID  ALLOCATED  REALIZED  LOSS  AMOUNT
                             Aggregate
                             Unpaid Amounts
               Class M-1            0.00
               Class M-2            0.00
               Class M-3            0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servi      0.00

Section 4.02 (xviii.)
Relief Act Interest Shortfall                                0.00

Section 4.02 (xix.)
Required Overcollateralized Amount       12,320,076.66
Credit Enhancement Percentage                 21.45366%

Section 4.02 (xx.)
Overcollateralization Increase Amount                        0.00

Section 4.02 (xxi.)
Overcollateralization Reduction Amount                       0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                           744,296.95

Delinquency Percentage                                    3.87645%

Stepdown Date Occurrence                               NO
Trigger Event Occurrence                               NO

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SALOMON BROTHERS MORTGAGE
                             SECURITIES VII, INC.

                             By: /s/ Eve Kaplan
                             Name:  Eve Kaplan
                             Title: Vice President
                             U.S. Bank National Association

Dated   8/31/99